                                                                    Exhibit 10.7

                      SIXTH AMENDMENT TO CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among:  EEX
                                                     ---------
CORPORATION (formerly known as ENSERCH EXPLORATION, INC.), a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as
                                           -------
defined in the Credit Agreement as hereafter defined) that is a signatory hereto; JPMORGAN CHASE BANK, a New York banking corporation and the successor to THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such
               --------------------
capacity, together with its successors in such capacity, the "Auction Agent");
                                                              -------------
and as book runner for the Lenders (in such capacity, together with its successors in such capacity, the "Book Runner"); Bank One, NA (formerly known as
                                  -----------
The First National Bank of Chicago), a national banking association and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); Citibank, N.A., a
                                  -----------------
national banking association and as a documentation agent for the Lenders (in such capacity, together with its successors in such capacity, a "Documentation
                                                                 -------------
Agent"); Canadian Imperial Bank of Commerce, a national banking association and
-----
as a documentation agent for the Lenders (in such capacity, together with its successors in such capacity, a "Documentation Agent") and The Bank of New York,
                                -------------------
The Bank of Nova Scotia, Bankers Trust Company, Bank of America, N.A. (formerly known as NationsBank of Texas, N.A.) and Royal Bank of Canada as co-agents.

                                    RECITALS
                                    --------

     A. The Company, the Agents, and the Lenders have entered into that certain Credit Agreement dated as of May 1, 1995 as amended by First Amendment to Credit Agreement dated as of September 16, 1996, by Second Amendment to Credit Agreement dated as of June 27, 1997, by Third Amendment to Credit Agreement dated as of September 25, 1997, by Fourth Amendment to Credit Agreement dated as of December 15, 1997 and by Fifth Amendment to Credit Agreement dated as of March 31, 1999 (collectively, the "Credit Agreement"), pursuant to which the
                                   ----------------
Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

     B. Pursuant to Section 2.03(a) of the Agreement, the Company has requested a reduction in the Aggregate Commitments from $350,000,000 to $325,000,000.

     C. The Company has requested that the Lenders temporarily amend, and waive the Company's compliance with, certain covenants for a limited period, and the Lenders desire to make such temporary amendment and waivers to the Credit Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2.  The Aggregate Commitments are hereby permanently reduced, pursuant to
Section 2.03(a) of the Agreement, from $350,000,000 to $325,000,000, each Lender's Commitment and percentage share of the Aggregate Commitments being set forth on the new Annex 1 attached hereto and made a part hereof. At the request of the Borrower and for the convenience of all parties to the Credit Agreement, no new Notes shall be issued to reflect the reduction in the Aggregate Commitments effectuated by this Amendment.

     3.  For fiscal year end 2001 through April 30, 2002, compliance with
Section 9.01 the Credit Agreement is hereby partially waived, and Section 9.01 is hereby temporarily amended, so that the Company will not permit is Debt to Capital Ratio to exceed 72%. Beginning May 1, 2002, such temporary waiver and amendment shall terminate, and the Company shall return to compliance with
Section 9.01 as currently in effect before application of this Amendment.

     4. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

         "Sixth Amendment" shall mean that certain Sixth Amendment to Credit
          ---------------
     Agreement dated as of February 20, 2002, among the Company, the Lenders and the Agents."

     5. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received counterparts of this Amendment and the attached Ratification executed by the Company, the Guarantor and the Majority Lenders in form and substance satisfactory to the Administrative Agent or its counsel.

     6. The Company shall pay $5,000 to the account of each Lender that executes and delivers (including by facsimile) this Amendment to the Administrative Agent by 5:00 p.m., Houston, Texas time, on February 20, 2002.

     7. The parties hereto hereby acknowledge and agree that, except as specifically waived, supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     8. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

     9. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

     10. THE CREDIT AGREEMENT, THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

     11. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.


                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be executed as of February 20, 2002.

                                EEX CORPORATION (formerly known as
                                ENSERCH EXPLORATION, INC.)

                                By:  /s/ J. T. Leary
                                     ----------------------------------------
                                Name:  J. T. Leary
                                Title:  Vice President, Finance, and Treasurer

LENDER AND ADMINISTRATIVE            JPMORGAN CHASE BANK (formerly
-------------------------
AGENT, BOOK RUNNER AND AUCTION       known as THE CHASE MANHATTAN BANK)
------------------------------
AGENT:
------
                                     By:  /s/ Robert C. Mertensotto
                                          --------------------------------------
                                     Name:  Robert C. Mertensotto
                                     Title:  Managing Director



LENDER AND SYNDICATION AGENT         BANK ONE, NA (formerly known as First
----------------------------
                                     National  Bank of Chicago)


                                     By:  /s/ Hal E. Fudge
                                          --------------------------------------
                                     Name:   Hal E. Fudge
                                     Title:  First Vice President





LENDER AND DOCUMENTATION AGENT:      CITIBANK, N.A.
-------------------------------
                                     By:  /s/ Douglas A. [illegible]
                                          --------------------------------------
                                     Name:  Douglas A. [illegible]
                                     Title:  Attorney-in-Fact



LENDER AND DOCUMENTATION AGENT:      CANADIAN IMPERIAL BANK OF COMMERCE
-------------------------------
                                     By:  /s/ Nora Q. Catiis
                                          --------------------------------------
                                     Name:  Nora Q. Catiis
                                     Title:  Authorized Signatory




LENDER:                              THE BANK OF NEW YORK
-------
                                     By:  /s/ Peter W. Keller
                                          --------------------------------------
                                     Name:  Peter W. Keller
                                     Title:  Vice President

LENDER:                              THE BANK OF NOVA SCOTIA
-------
                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:



LENDER:                              BANKERS TRUST COMPANY
-------
                                     By:  /s/ Calli S. Hayes
                                          --------------------------------------
                                     Name:  Calli S. Hayes
                                     Title:  Managing Director



LENDER:                              BANK OF AMERICA, N.A.
-------
                                     By:  /s/ William E. Livingston, III
                                          --------------------------------------
                                     Name:  William E. Livingston, III
                                     Title:  Managing Director




LENDER:                              ROYAL BANK OF CANADA
-------
                                     By:  /s/ Stephanie Babich
                                          ---------------------------------
                                     Name:  Stephanie Babich
                                     Title:  Senior Manager



LENDER:                              CREDIT AGRICOLE INDOSUEZ (Formerly Caisse
-------
                                     Nationale De Credit Agricole)

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

LENDER:                              THE FUJI BANK LTD.
-------
                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




LENDER:                              THE INDUSTRIAL BANK OF JAPAN
-------
                                     TRUST COMPANY

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




LENDER:                              GENERAL ELECTRIC CAPITAL
-------
                                     CORPORATION

                                     By:  /s/ William S. Richardson
                                        ----------------------------------------
                                     Name:  William S. Richardson
                                     Title:  Duly Authorized Signatory




LENDER:                              MELLON BANK, N.A.
-------
                                     By:  /s/ Roger E. Howard
                                        ----------------------------------------
                                     Name:  Roger E. Howard
                                     Title:  Vice President




LENDER:                              TORONTO DOMINION (TEXAS), INC.
-------
                                     By:  /s/ Mark A. Baird
                                        ----------------------------------------
                                     Name:  Mark A. Baird
                                     Title:  Vice President

LENDER:                              UBS AG, STAMFORD BRANCH as
-------
                                     successor to Union Bank of Switzerland,
                                     Houston Agency

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


LENDER:                              THE BANK OF TOKYO-MITSUBISHI, LTD.
-------
                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



LENDER:                              DRESDNER BANK AG NEW YORK AND
-------
                                     GRAND CAYMAN BRANCHES

                                     By:  /s/ Laura J. K. Schumaker
                                        ----------------------------------------
                                     Name:  Laura J. K. Schumaker
                                     Title:  Vice President

                                     By:  /s/ Fred C. Thurston
                                        ----------------------------------------
                                     Name:  Fred C. Thurston
                                     Title:  Vice President


LENDER:                              CREDIT LYONNAIS NEW YORK BRANCH
-------
                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                  RATIFICATION
                                  ------------

     Each of the undersigned (a "Guarantor") hereby agrees that its liabilities
                                 ---------
under its respective Guaranty Agreement guaranteeing the indebtedness, obligations and liabilities under that certain Credit Agreement dated May 1, 1995, as amended, shall remain enforceable against such Guarantor in accordance with the terms of its Guaranty Agreement and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Sixth Amendment to Credit Agreement. Each Guarantor hereby confirms and ratifies its liabilities under its Guaranty in all respects.

                              EEX OPERATING LLC


                              By:    /s/ J. T. Leary
                                 -------------------------------------------
                              Name:  J. T. Leary
                              Title: Vice President, Finance, and Treasurer



                              EEX CORPORATION


                              By:    /s/ J. T. Leary
                                 -------------------------------------------
                              Name:  J. T. Leary
                              Title: Vice President, Finance, and Treasurer



                              EEX OPERATING L.P.

                              By:  EEX Corporation, its general partner


                              By:    /s/ J. T. Leary
                                  ------------------------------------------
                              Name:  J. T. Leary
                              Title: Vice President, Finance, and
                                     Treasurer